Statutory Net Income and Surplus	21 Months Ended
Sep. 30, 2020
Statutory Net Income and Surplus
Statutory Net Income and Surplus

Note 16. Statutory Net Income and Surplus

American Life is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the NDOI. Statutory practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. As filed in the statutory-basis annual statement with the NDOI, American Life’s statutory net gains (losses) for the nine months ended September 30, 2020 and 2019 were $4,541,349 and $(149,247), respectively. Capital and surplus of American Life as of September 30, 2020 and December 31, 2019 was $27,350,123 and $19,507,325, respectively. The net gain was primarily due to the ceding commission and reserve adjustments earned on the Ironbound, SDA, US Alliance, SRC1 and SRC2 reinsurance transactions; offset by continuing expenses incurred to provide services on new software and related technology to distribute products through national marketing organizations. For the nine months ended September 30, 2020, the MYGA and FIA sales were $86,502,950 and $193,034,208 compared to the $79,500,172 of MYGA sales for the nine months ended September 30, 2019. As filed in the statutory-basis annual statement with the NDOI, American Life’s statutory net gains (losses) for the year ended December 31, 2019 and 2018 were $1,843,725 and $(4,283,351), respectively. Capital and surplus of American Life as of December 31, 2019 and 2018 was $20,033,157 and $20,979,285, respectively. The net gain was primarily due to the ceding commission and reserve adjustments earned on the Ironbound and SDA reinsurance transactions; offset by continuing expenses incurred to provide services on the new software and related technology to distribute products through national marketing organizations. The MYGA sales began late in January 2019 with $145,747,737 of face amount of MYGA policies and $15,616,831 of face amount of FIA policies issued during 2019. An additional $9,568,290 of MYGA and $2,571,687 of FIA sales was pending as of December 31, 2019.

State insurance laws require American Life to maintain certain minimum capital and surplus amounts on a statutory basis. Our insurance subsidiary is subject to regulations that restrict the payment of dividends from statutory surplus and may require prior approval from its domiciliary insurance regulatory authorities. American Life is also subject to risk-based capital (“RBC”) requirements that may further affect its ability to pay dividends. American Life’s statutory capital and surplus as September 30, 2020, December 31, 2019 and December 31, 2018, exceeded the amount of statutory capital and surplus necessary to satisfy regulatory requirements, including the RBC requirements.

As of September 30, 2020, American Life had an invested asset that was impaired as a result of the fair market of the underlying collateral was valued less that the book value. This was non-admitted for statutory accounting. This asset was held in our modified coinsurance account for Ironbound so it was passed through the third party reinsurer through a reduction of the investment income earned by the third party reinsurer.

As of September 30, 2020, December 31, 2019 and December 31, 2018, American Life did not hold any participating policyholder contracts where dividends were required to be paid.